SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 13, 1996

                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (708) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938








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Item 7. Financial Statements and Exhibits

(c)      Exhibits

         10.01 Second Supplemental Agreement made on October 24, 1996 between Comdisco, Inc. National Westminster Bank PLC, Credit Lyonnais, Deutsche Bank A.G. and Union Bank of Switzerland and the banks thereto.

         10.02 Supplemental Agreement made on December 29, 1995 between Comdisco, Inc. National Westminster Bank PLC, Credit Lyonnais, Deutsche Bank AG and Union Bank of Switzerland and the banks thereto.

         10.03    Eighth  Supplemental  Agreement  made  on  December  29,  1995 between National Westminster Bank PLC, Credit Lyonnais, Deutsche Bank AG and Union Bank of Switzerland and the banks thereto.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMDISCO, INC.



Date: December 13, 1996                         by:  /s/ David J. Keenan
                                                     -------------------
                                                     David J. Keenan
                                                     Vice President and
                                                     Corporate Controller